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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 10, 2003


                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


       WISCONSIN                   1-13154                  39-1431799
 (State of Incorporation)  (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)

                 3100 AMS BOULEVARD, GREEN BAY, WISCONSIN 54313
               (Address of principal executive offices) (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On September 10, 2003, American Medical Security Group, Inc. announced the sale of its preferred provider organization subsidiary, Accountable Health Plans of America, Inc., to IPACQ, Inc. A copy of the press release issued by the Company related to the sale is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AMERICAN MEDICAL SECURITY GROUP, INC.



Dated:  September 11, 2003         /s/ Timothy J. Moore
                                   ---------------------------------------------
                                   Senior Vice President of Corporate Affairs,
                                   General Counsel & Secretary


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                      AMERICAN MEDICAL SECURITY GROUP, INC.
                               (the "Registrant")
                          (Commission File No. 1-13154)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                       Date of Report: September 10, 2003

EXHIBIT                                                               FILED
NUMBER                             DESCRIPTION                      HEREWITH
------                             -----------                      --------
  99     Press Release dated September 10, 2003, issued by the          X
         Registrant


                                      EX-1